Exhibit 99.1

Spring 2017 Investor Book







AEGION®

Stronger. Safer. Infrastructure.®











Safe Harbor

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward looking statements. The Company makes forward-looking statements in this presentation that represent the Company's beliefs or expectations about future events or financial performance. These forward-looking statements are based on information currently available to the Company and on management's beliefs, assumptions, estimates and projections and are not guarantees of future events or results. When used in this presentation, the words "anticipate," "estimate," "believe," "plan," "intend," "may," "will" and similar expressions are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. Such statements are subject to known and unknown risks, uncertainties and assumptions, including those referred to in the "Risk Factors" section of the Company's Annual Report on Form 10-K for the year ended December 31, 2016 as filed with the Securities and Exchange Commission on March 1, 2017 and in the Company's subsequently filed documents. In light of these risks, uncertainties and assumptions, the forward-looking events discussed may not occur. In addition, the Company's actual results may vary materially from those anticipated, estimated, suggested or projected. Except as required by law, the Company does not assume a duty to update forward-looking statements, whether as a result of new information, future events or otherwise. Investors should, however, review additional disclosures made by the Company from time to time in its filings with the Securities and Exchange Commission. Please use caution and do not place reliance on forward-looking statements. All forward-looking statements made by the Company in this presentation are qualified by these cautionary statements.

In addition, some of the market and industry data and forecasts included in this presentation are based upon independent industry sources. Although we believe that these independent sources are reliable, we have not independently verified the accuracy and completeness of this information.

Aegion combines innovative technologies with market-leading expertise to maintain, rehabilitate and strengthen pipeline infrastructure around the world



Infrastructure Solutions

- Water & wastewater pipeline rehabilitation
- Structural strengthening



Corrosion Protection

- Pipeline corrosion prevention
- Pipeline integrity management



Energy Services

- Facility maintenance services

Stronger. Safer. Infrastructure.®

AEGION®

Aegion today is a more customer-focused Company able to generate sustainable organic growth

Aegion Transformation

2014 – 2015	2016	Future
SIMPLIFY Brand clarity Realigned reporting segments Rationalized geographies	**FOCUS** Core markets Performance culture Innovation Customer Focus	**ORGANIC GROWTH** Leverage favorable end markets Sales excellence Continuous improvement Disciplined M&A


Market Leading Expertise
Sales Excellence
Customer-Focus
through distinct competitive advantages
Integrated Solutions
Innovative Technologies

AEGION

Aegion's diversification helped to partially weather the significant impact caused by the decline in oil prices

Aegion Adjusted Operating Income[1]


2013
10%
39%
51%
2015
11%
15%
74%
2016
2%
10%
88%

Decline in oil prices impacted Aegion's performance


$120
$110
$100
$90
$80
$70
$60
$50
$40
$30
$20
West Texas Intermediate (WTI Crude Oil)
1/2/2014
3/2/2014
5/2/2014
7/2/2014
9/2/2014
11/2/2014
1/2/2015
3/2/2015
5/2/2015
7/2/2015
9/2/2015
11/2/2015
1/2/2016
3/2/2016
5/2/2016
7/2/2016
9/2/2016
11/2/2016
1/2/2017
3/2/2017

2016 was likely the bottom of the current energy cycle with a modest recovery expected over the next few years

- Infrastructure Solutions: Municipal Pipeline and Structure Rehabilitation
- Corrosion Protection: Midstream Pipeline Maintenance and Upstream Pipeline Protection
- Energy Services: Downstream Refinery Maintenance Services

[1] see Appendix for the GAAP to non-GAAP reconciliation

AEGION

Aegion is positioned for growth in 2017

2017 Outlook by Platform

	Organic Revenue Growth	Operating Margins
Infrastructure Solutions	Exceed low to mid-single digit growth target	Modestly below FY2016
Corrosion Protection	Mid-teens	Mid-single digit
Energy Services	Mid-single digits	Above Q4'16 result of 2.2%

Aegion 2017 Outlook

- ✓ Organic topline and profit growth across all three platforms
- ✓ Strong cash generation
- ✓ ROIC > 7%

First Quarter 2017

New orders increased in all three platforms by a total of 29% to $333 million compared to Q1'16, which resulted in a solid backlog of $712 million[1] entering the primary season for project activity

[1] Reported contract backlog as of March 31, 2017

AEGION

Aegion's areas of strategic focus



Infrastructure Solutions

1

Municipal Pipeline Infrastructure*

Trenchless Solutions

- Maintain growth and share in the North American wastewater CIPP market
- Outpace market growth for pressure pipe rehabilitation in North America
- Expand in select geographies outside North America

Corrosion Protection

2

Oil & Gas Midstream Pipelines*

Cathodic Protection Services

- Outpace market growth by increasing "share of wallet" with top customers

Energy Services

3

Refinery Operations

Third-party Maintenance Services

- Leverage market-leading position on the West Coast to do more with existing customers

* Most attractive end markets for investment

AEGION®

Aegion is investing in markets with the most attractive outlook for sustainable and profitable growth

Aegion can unlock additional value



Low
EARNINGS STABILITY
High
Mid-High
OPERATING MARGIN
Low
Infrastructure Solutions
Midstream Corrosion Protection
Upstream Corrosion Protection
Reduce volatility
Improve margins
Energy Services

AEGION®

Strategy for sustainable organic growth expected to drive increases in EPS, cash flow and ROIC from 2017 to 2019

EPS GROWTH:
LOW TO MID-DOUBLE DIGITS

REVENUE GROWTH:
LOW TO MID-SINGLE DIGITS

OPERATING MARGINS:
AT LEAST 7 PERCENT BY 2019


AVERAGE THREE-YEAR GROWTH TARGETS

OPERATING CASH FLOW:
> THAN 2X NET INCOME

FREE CASH FLOW:
> THAN 1X NET INCOME

RETURN ON INVESTED CAPITAL:
APPROACHING 9 PERCENT BY 2019

Infrastructure Solutions' leading position in a favorable North American market offers opportunities for sustainable growth

North American Municipal Wastewater Pipeline Rehabilitation

33% Consolidated revenues in 2016

40% Consolidated adjusted[1] gross profit in 2016

Aegion's largest and most profitable market

[1]Adjusted (non-GAAP) reconciliation can be found in the Appendix

Wastewater CIPP Rehabilitation

Objectives – Maintain growth and share through additional market penetration in North America while targeting select markets for expansion in Europe

Acquired three businesses in 2016 and early 2017 serving Denmark, Northern Ireland, Scotland and the U.K.

Expand wastewater CIPP operations in targeted underserved regions in North America


Hong Kong

Other opportunities for growth

- Global third-party product sales
- Introduce new technologies to enhance pipeline rehabilitation
- Focus on productivity improvements to maintain gross margin

North American Wastewater CIPP Market	
Addressable market	>$1 billion
Annual growth rate	Low single digits
Market characterization	Aegion is market leader

AEGION

Pressure pipe product innovation, a more experienced sales force and favorable market conditions support a strong outlook in 2017



New Design

InsituMain® CIPP

Cured-in-place pipe

Infrastructure Solutions Pressure Pipe Portfolio



Tite Liner® system

Thermoplastic lining

Part of Corrosion Protection



Fusible PVC® pipe

Pipe bursting, sliplining and horizontal directional drilling



New Design

Tyfo® Fibrwrap® system

Fiber-reinforced polymer

2016 Highlights

- Contributions from the Tyfo® Fibrwrap® technology and Fusible PVC® pipe were below expectations due to limited large-diameter emergency repair projects and a decline in PVC material costs caused by low oil prices
- Successfully completed several key projects using InsituMain® CIPP and Tite Liner® pipe lining system
- R&D improved InsituMain® CIPP and reduced the cost for the Tyfo® Fibrwrap® technology

2017 Outlook

- Sales team enters its first full year marketing the expanded portfolio to customers
- Portfolio revenues expected to be between $80 and $90 million

North American Pressure Pipe Market	
Addressable market	>$1 billion
Annual growth rate	Mid-single digits
Market characterization	Fragmented with various alternative solutions

AEGION®

Corrosion Protection is positioned to capitalize on expected midstream energy pipeline maintenance growth





Cathodic Protection Services

- Over 50 percent of platform revenues
- Primarily midstream oil & gas pipeline maintenance
- Pipeline inspection services to monitor corrosion





Tite Liner® Pipe Lining System

- Protects oil, gas and mining pipelines from corrosive and abrasive materials
- Tite Liner® system is also part of the pressure pipe portfolio for municipal pipeline rehabilitation





Coating Services

- External pipe weld coatings
- Robotics for internal pipe weld coatings





Pipe Coating and Insulation Facility in Louisiana

- Pipe insulation coating production underway for $130 million deepwater project

AEGION®

Asset integrity management is part of a broader effort to expand cathodic protection services with top customers

North American Cathodic Protection Services

Long-term objective: Grow revenues faster than the market

- > 50 percent of Corrosion Protection revenues
- Top 15 customers represent > 30 percent of revenues for cathodic protection services
- Pipeline inspection services provide an expected multiplier effect over time for Corrosion Protection's other cathodic protection services

Over one million miles of regulated pipelines in North America

North American Cathodic Protection Services Market	
Addressable market	>$1 billion
Annual growth rate	Mid-single digits
Market characterization	Aegion is the largest player in a fragmented market



2
Digitized into a central repository
1
Field data collected
3
Customers can access data on demand
ASSET INTEGRITY MANAGEMENT
We are improving the data gathering process to increase accuracy and speed of data transfer.
LiveLine™ | ScanLine™ | FieldLine™
Corrosion Protection platform crews collected large sums of survey data from
25,000 miles of midstream energy pipelines in 2016.

- Currently, the system contains over 7,000 miles of pipeline data, including surveys for several large customers
- Data from all 2017 pipeline surveys will be entered into the system with the goal of having 10 of the top 15 customers using the portal to access survey information
- Aegion's continuous improvement methods helped to reduce survey cycle time by nearly 70 percent and DSOs by 2 days

AEGION®

Energy Services is expected to be a stable provider of operating income and cash flow



● Refinery locations

Refinery Fundamentals

- California ranks 3rd in U.S. oil production and refining capacity per EIA data
- Average capacity utilization is over 90 percent
- Aging infrastructure

Energy Services

Objective – Grow revenues annually by mid-single digits through expanded services

- Leverage downstream customer relationships
- Double-breasted strategy in California
- Diversify service capabilities into other industries
- Continuous improvement to drive operating efficiencies

Energy Services is the lead third-party maintenance provider in 13 out of 17 refineries on the West Coast

AEGION®

Favorable core markets and a customer-focused sales effort are expected to drive sustainable topline organic growth

Three-Year Revenue Targets*

Infrastructure Solutions
Low to mid-single digit growth

Corrosion Protection
Low single digit growth

Energy Services
Mid-single digit growth

Aegion
Low to mid-single digit growth

* Average annual growth from 2016 to 2019

Engineered solutions require expertise and strong customer relationships

Aegion's Enhanced Selling Initiative

- **Gap Analysis** — *Measure what works*
- **Training** — *Share best practices*
- **Key Accounts** — *Grow "share of wallet"*
- **Customer satisfaction** — *Stay close to the customer*

AEGION®

Aegion is focused on expanding operating margins

Operating Margin Drivers

- Mix improvement through higher-margin technologies
- Energy Services margin recovery
- Modest recovery in the energy markets over the next three years
- Continuous improvement effort (LEAN) in manufacturing and key customer-facing processes

Consolidated Operating Margin


At Least 7%
5.2%
2016 (Adj) [1]
2019P

Three-Year Platform Targets[1]

1. **Infrastructure Solutions**
   50 to 100 bps improvement
2. **Corrosion Protection**
   50 to 75 bps improvement
3. **Energy Services**
   300 to 400 bps improvement

[1] Adjusted operating margins (see Appendix for reconciliation)

AEGION

Return on invested capital target is expected to approach Aegion's cost of capital by 2019

Expected ROIC Performance Drivers[1]

- Income growth
- Proactive management of invested capital
- A/R reduction through DSO target of < 70 days

[1] Assumes no significant acquisitions

Aegion's (ROIC)


5.7%
>7%
Near 9%
2016
2017P
2019P

$$\text{ROIC} = \frac{\text{Adj. Op Income after Tax + Equity Earnings – Non-Controlling Interest}}{\text{[(Total Assets – Non-Interest Bearing Liabilities) – (Cash and Cash Equivalents)]}}$$

A normalized effective tax rate of 28.5% is used in the calculation

AEGION

Aegion continues to efficiently generate cash

Strong cash generating efficiency

(% of adjusted net income[1])



Operating Cash Flow
Free Cash Flow
178%
125%
157%
94%
280%
217%
189%
89%
158%
111%
2013
2014
2015
2016
Peer Average

Peer Average: S&P Capital IQ last 12-months as of December 31, 2016

Peers: AECOM, Dycom, EMCOR, Granite Construction, Jacobs Engineering, Layne Christensen, MasTec, Matrix Services, Mueller Water, Primoris Services, Pure Technologies, Quanta Services, ShawCor, Team, Tetra Tech, Willbros Group

[1]Adjusted (non-GAAP) reconciliation can be found in the Appendix

Liberating cash through better execution

2013-2016
Cash improvement=$112M

2016 Highlight

Aegion's continuous improvement initiative standardized Infrastructure Solutions' project planning, execution and billing for the CIPP operations in North America, which reduced DSOs by 16 days



111
103
95
86
79
$28
$28
$32
$24
2012
2013
2014
2015
2016

[2] Excludes prepayments prior to the start of a large project

12-month average days sales outstanding (DSO)[2]

Resulting cash liberation

AEGION

Effective cash generation has been used to invest for growth and return cash to stockholders



2014
2015
2016
26%
38%
36%
$86M SPEND
7%
33%
29%
31%
$90M SPEND
20%
49%
23%
9%
$197M SPEND
CAPEX
SHARE REPURCHASES
DEBT REDUCTION
M&A

1 Pay down debt

- Approximately $70 million over the next 3 years
- Target long-term debt/EBITDA < 2.5x
- Retain financial flexibility for other uses of cash

2 M&A

- Disciplined approach to build out existing platforms

3 Share buybacks

- Target annual open-market stock repurchases to equal 3 to 5 percent of outstanding shares
- November 16, 2016: Announced an open-market share buyback program to repurchase up to $40 million worth of shares in 2017

AEGION

Sustainable organic growth objective is supported by a strong strategy, right internal focus and favorable end markets

1

Invest in the most attractive end markets

North American municipal pipeline rehabilitation

North American midstream pipeline maintenance

2

Transform Aegion into a customer-focused Company

3

2017 is expected to be a good year across all three platforms

4

Expect continued strong cash generation and increasing ROIC over the next three years



AEGION®

Appendix

2016 was a challenging year, but a pivotal time for Aegion's transformation into a customer-focused Company

Revenues

Operating Income
(Adjusted[1])

Diluted Earnings per Share
(Adjusted[1])


$1.3B
$339
$438
$556
$1.2B
$249
$401
$572
2015
2016
$79.1M
$8.7
$11.5
$58.9
$63.8M
$1.3
$6.4
$56.1
2015
2016
$1.28
$1.10
2015
2016
Infrastructure Solutions
Corrosion Protection
Energy Services

Successes

- Strengthened Infrastructure Solutions' North American municipal pressure pipe portfolio
- Created an asset integrity management system for midstream pipeline inspection services
- Completed a restructuring of the Company's upstream market exposure and reduced annual costs by approximately $17.5M

Challenges

- Infrastructure Solutions could not replace a large industrial pipe rehabilitation project completed in 2015 using the Tyfo® Fibrwrap® technology
- Energy Services lost money in 1H'16 due to the restructuring of the platform's upstream exposure
- Corrosion Protection incurred higher than anticipated costs to complete two field pipe coating projects in the Middle East

[1]Adjusted (non-GAAP) reconciliation can be found in the Appendix

AEGION®

Aegion Financial Highlights

FINANCIAL HIGHLIGHTS

(IN THOUSANDS, EXCEPT PER SHARE DATA)	2016	2015	2014	2013
	FOR THE YEARS ENDED DECEMBER 31			
Revenue	$ 1,221,920	$ 1,333,570	$ 1,331,421	$ 1,091,420
Gross Profit	253,164	275,787	279,983	247,021
Operating Income (Loss)	50,826	19,946	(19,812)	66,882
Income (Loss) from Continuing Operations	29,488	(8,067)	(33,320)	50,812
Adjusted Income from Contining Operations (non-GAAP)[1]	38,641	47,233	52,202	49,451
Net Income (Loss)	29,488	(8,067)	(37,167)	44,351
Diluted Earnings (Loss) per Share				
Income (Loss) per Share from Continuing Operations	0.84	(0.22)	(0.88)	1.30
Adjusted Income per Share from Continuing Operations (non-GAAP)[1]	1.10	1.28	1.37	1.27
Diluted Net Income (Loss) per Share	0.84	(0.22)	(0.98)	1.13
Operating Cash Flow from Continuing Operations	73,216	132,023	81,868	88,065
Capital Expenditures	38,760	29,454	32,899	26,085
Free Cash Flow from Continuing Operations	$ 34,456	$ 102,569	$ 48,969	$ 61,980

[1]For 2016, 2015, 2014 and 2013, non-GAAP amounts exclude, as applicable, restructuring charges, goodwill and definite-lived intangible asset impairment charges, reserves for disputed and long-dated receivables, certain litigation settlements, certain acquisition-related escrow settlements, acquisition-related expenses, prior debt redemption expenses and joint venture and divestiture activity (non-GAAP).

	2016	2015	2014	2013
Operating Cash Flow/Adjusted Income from Cont Ops	189%	280%	157%	178%
Free Cash Flow/Adjusted Income from Cont Ops	89%	217%	94%	125%

AEGION®

2016 non-GAAP reconciliation

All financial data presented is from continuing operations

(in USD thousands, except per share information)	As Reported (GAAP)	Restructuring Charges[1]	Acquisition-Related Expenses[2]	Litigation Settlement[3]	Reversal of Contingency Reserve[4]	As Adjusted (Non-GAAP)
Cost of Revenues	$ 968,756	$ (333)	$ (3,572)	$ -	$ -	$ 964,851
Gross Profit	253,164	333	3,572	-	-	257,069
Operating Expenses	197,099	(6,179)	-	-	2,336	193,256
Gain on Litigation Settlement	(6,625)	-	-	6,625	-	-
Acquisition-Related Expenses	2,696	-	(2,696)	-	-	-
Restructuring Charges	9,168	(9,168)	-	-	-	-
Operating Income	50,826	15,680	6,268	(6,625)	(2,336)	63,813
Other Income/(Expense)	(694)	248	-	-	-	(446)
Income before Taxes	35,269	15,928	6,268	(6,625)	(2,336)	48,504
Taxes on Income	6,109	5,701	1,902	(2,643)	(878)	10,191
Net Income (attributable to Aegion Corporation)	$ 29,488	$ 10,227	$ 4,366	$ (3,982)	$ (1,458)	$ 38,641
Diluted Earnings per Share	**$ 0.84**	**$ 0.29**	**$ 0.12**	**$ (0.11)**	**$ (0.04)**	**$ 1.10**

(1) Includes the following non-GAAP adjustments: (i) pre-tax restructuring charges for cost of revenues of $333 related to the write-off of certain other assets; (ii) pre-tax restructuring charges for operating expenses of $6,179 related to wind-down and other restructuring-related charges; (iii) pre-tax restructuring charges of $9,168 related to employee severance, extension of benefits, employment assistance programs and early lease termination costs in accordance with ASC 420, Exit or Disposal Cost Obligations, and recorded as “Restructuring charges” in the Consolidated Statements of Operations; and (iv) pre-tax restructuring charges for other expense of $248 related to the release of cumulative currency translation adjustments. The vast majority of restructuring charges relate to the 2016 Restructuring.

(2) Includes the following non-GAAP adjustments: (i) inventory step up expense of $3,572 for cost of revenues recognized as part of the accounting for business combinations in connection with the Company’s acquisition of Underground Solutions; and (ii) expenses of $2,696 incurred in connection with the Company’s acquisitions of Underground Solutions, selected assets of Fyfe Europe, the CIPP business of Leif M. Jensen A/S and Concrete Solutions, and other potential acquisition activity pursued by the Company during the year.

(3) Includes the gain on settlement of two lawsuits related to the December 2012 departure of several key leaders in sales and operations for the Tyfo® Fibrwrap® technology.

(4) Includes the reversal of a pre-tax contingency reserve established as part of the opening balance sheet for the acquisition of Brinderson L.P.

Net income includes non-controlling interests.

AEGION®

2015 non-GAAP reconciliation

All financial data presented is from continuing operations

(in USD thousands, except per share information)	As Reported (GAAP)	Restructuring Charges[1]	Goodwill Impairment[2]	Credit Facility Fees[4]	Acquisition-Related Expenses[3]	Divestiture Activity[5]	Litigation Settlement[6]	Reserves for Long-Dated A/R[7]	As Adjusted (Non-GAAP)
Cost of Revenues	$ 1,057,783	$ (2,717)	$ -	$ -	$ -	$ -	$ -	$ -	$ 1,055,066
Gross Profit	275,787	2,717	-	-	-	-	-	-	278,504
Operating Expenses	209,477	(4,387)	-	-	-	-	(2,771)	(2,883)	199,436
Goodwill Impairment	43,484	-	(43,484)	-	-	-	-	-	-
Acquisition-Related Expenses	1,912	-	-	-	(1,912)	-	-	-	-
Restructuring Charges	968	(968)	-	-	-	-	-	-	-
Operating Income	19,946	8,072	43,484	-	1,912	-	2,771	2,883	79,068
Interest Expense	(16,044)	140	-	3,377	-	-	-	-	(12,527)
Other Income/(Expense)	(2,905)	2,768	-	-	-	801			664
Income before Taxes	1,215	10,980	43,484	3,377	1,912	801	2,771	2,883	67,423
Taxes on Income	9,205	2,268	7,773	1,354	(2,745)	(626)	1,111	865	19,205
Net Income (Loss)	(7,990)	8,712	35,711	2,023	4,657	1,427	1,660	2,018	48,218
Non-Controlling Interests (Income) Loss	(77)	-	-	-	-	-	-	(908)	(985)
Net Income (Loss) (attributable to Aegion Corporation)	$ (8,067)	$ 8,712	$ 35,711	$ 2,023	$ 4,657	$ 1,427	$ 1,660	$ 1,110	$ 47,233
Diluted Earnings (Loss) per Share	**$ (0.22)**	**$ 0.24**	**$ 0.97**	**$ 0.05**	**$ 0.13**	**$ 0.04**	**$ 0.04**	**$ 0.03**	**$ 1.28**

(1) Includes the following non-GAAP adjustments: (i) pre-tax restructuring charges for cost of revenues of $2,717 related to the write-off of certain other assets; (ii) pre-tax restructuring charges for operating expenses of $4,387 related to reserves for potentially uncollectible receivables and other restructuring-related charges; (iii) pre-tax restructuring charges of $968 related to employee severance, extension of benefits, employment assistance programs and early lease termination costs in accordance with ASC 420, Exit or Disposal Cost Obligations, and recorded as "Restructuring charges" in the Consolidated Statements of Operations; and (iv) pre-tax restructuring charges of $2,908 related primarily to the write-off of certain other assets, including the loss on the sale of the Company's CIPP contracting operation in France.

(2) Includes non-GAAP adjustments related to pre-tax charges recorded for goodwill impairment totaling $43,484 for the CRTS ($9,957) and Energy Services ($33,527) reporting units.

(3) Includes non-GAAP adjustments related to certain out-of-pocket expenses and acceleration of certain unamortized fees associated with the refinancing of the Company's credit facility.

(4) Includes non-GAAP adjustments related to expenses incurred in connection with: (i) the Company's acquisition of Schultz Mechanical Contractors, Inc.; (ii) the Company's acquisition of Underground Solutions, Inc.; and (iii) other potential acquisition activity pursued by the Company during the year.

(5) Includes non-GAAP adjustments for losses on the sale of Bayou Perma-Pipe Canada, Ltd. and Fibrwrap Construction Peru S.A.C.

(6) Includes non-GAAP adjustments related to reserves for the settlement of a disputed matter within the Infrastructure Solutions segment.

(7) Includes non-GAAP adjustments related to reserves for accounts receivable associated with long-dated receivables within the Corrosion Protection segment.

Net income includes non-controlling interests.

AEGION®

2014 non-GAAP reconciliation from continuing operations

All financial data presented is from continuing operations

(in USD thousands, except earnings per share information)	As Reported (GAAP)	2014 Restructuring[1]	Long-Lived Asset and Goodwill Impairments[2]	Acquisition-Related Expenses[3]	Loss on Sale of Bayou Coating[4]	Reserves for Long-Dated A/R[5]	Brinderson Escrow Settlement[6]	As Adjusted (Non-GAAP)
Cost of Revenues	$ 1,051,438	$ (15,694)	$ -	$ -	$ -	$ -	$ -	$ 1,035,744
Gross Profit	279,983	15,694	-	-	-	-	-	295,677
Operating Expenses	234,105	(20,547)	-	-	-	(7,465)	4,500	210,593
Goodwill Impairment	51,512	-	(51,512)	-	-	-	-	-
Definite-lived Intangible Asset Impairment	12,116	(10,896)	(1,220)	-	-	-	-	-
Acquisition-Related Charges	1,375	-	-	(1,375)	-	-	-	-
Restructuring Charges	687	(687)	-	-	-	-	-	-
Operating Income (Loss)	(19,812)	47,824	52,732	1,375	-	7,465	(4,500)	85,084
Interest Expense	(12,943)	199	-	-	-	-	-	(12,744)
Other Income/(Expense)	(3,853)	1,495	-	-	472	-		(1,886)
Income (Loss) before Taxes	(35,975)	49,518	52,732	1,375	472	7,465	(4,500)	71,087
Taxes (Benefit) on Income (Loss)	(3,840)	13,365	6,119	547	194	2,971	(1,656)	17,700
Net Income (Loss) (attributable to Aegion Corporation)[7]	$ (33,320)	$ 36,153	$ 46,613	$ 828	$ 278	$ 4,494	$ (2,844)	$ 52,202
Diluted Earnings (Loss) per Share	**$ (0.88)**	**$ 0.95**	**$ 1.23**	**$ 0.02**	**$ 0.01**	**$ 0.11**	**$ (0.07)**	**$ 1.37**

(1) Includes the following non-GAAP adjustments: (i) pre-tax restructuring and charges for cost of revenues of $15,694 associated with the write-down of long-lived assets, impairment of fixed assets, inventory obsolescence and write-off of certain other assets; (ii) pre-tax restructuring charges for operating expenses of $20,547 related to the write-down of long-lived assets, bad debt expenses, impairment of fixed assets, write-off of certain other assets and accrued expenses, and other restructuring charges; (iii) pre-tax restructuring charges for the impairment of definite-lived intangible assets of $10,896 related to Bayou's reporting unit; (iv) pre-tax restructuring charges of $687 related to severance and benefit related costs in accordance with ASC 420, Exit or Disposal Cost Obligations, and recorded as "Restructuring charges" in the Consolidated Statements of Operations; and (v) pre-tax restructuring charges of $1,694 related to the write-off of certain other assets, including the loss on the sale of the CIPP contracting operation in Switzerland.

(2) Includes non-GAAP adjustments related to pre-tax charges related to: (i) goodwill impairment totaling $51,512 for the following reporting units: $29,735 for Bayou, $16,069 for Fyfe and $5,708 for CRTS; and (ii) definite-lived intangible asset impairment totaling $1,220 for Fyfe Latin America.

(3) Includes non-GAAP adjustments related to expenses incurred in connection with (i) the Company's 2012 acquisition of Fyfe Group LLC's Asian operations; (ii) the Company's 2013 acquisition of Brinderson, L.P.; and (iii) other potential acquisition activity pursued by the Company during the year.

(4) Includes non-GAAP adjustments relating to a loss on the sale of the Company's 49 percent interest in Bayou Coating, L.L.C. The difference between the Company's recorded gross equity in earnings of affiliated companies of approximately $1,200 and the final equity distribution settlement of $700 resulted in a loss of approximately $500.

(5) Includes non-GAAP adjustments related to reserves for accounts receivable associated with long-dated receivables, some of which were in litigation or dispute, within the Infrastructure Solutions segment.

(6) Represents proceeds received in connection with the settlement of escrow claims related to the purchase of Brinderson. The total amount of the proceeds was $5,500, of which $1,000 relates to working capital and was recorded as a purchase price adjustment and the remaining $4,500 was recorded as an offset to Operating expenses in the Consolidated Statements of Operations.

(7) Includes non-controlling interests and equity in earnings of affiliated companies.

AEGION®

2013 non-GAAP reconciliation from continuing operations

All financial data presented is from continuing operations

(in USD thousands, except earnings per share information)	As Reported (GAAP)	Acquisition-Related Expenses[1]	Credit Facility Fees[2]	Joint Venture/Divestiture Activities[3,4]	As Adjusted (Non-GAAP)
Operating Expenses	$ 184,314	$ (5,831)	$ --	$ --	$ 178,483
Operating Income	66,882	5,831			72,713
Interest Expense, Net	(13,169)	--	1,964	--	(11,205)
Other Income/(Expense)	4,964			(8,688)	(3,724)
Income before Taxes	59,002	5,831	1,964	(8,688)	58,109
Taxes on Income	12,154	2,321	782	(2,635)	12,622
Net Income (attributable to Aegion Corporation)	50,812	3,510	1,182	(6,053)	49,451
Diluted Earnings per Share	**$ 1.30**	**$ 0.09**	**$ 0.03**	**$ (0.15)**	**$ 1.27**

(1) Includes non-GAAP adjustments related to expenses incurred in conjunction with: (i) the Company's 2013 acquisition of Brinderson, L.P.; and (ii) other potential acquisition activity pursued by the Company during the year.

(2) Includes non-GAAP adjustments related to certain out-of-pocket expenses and acceleration of certain unamortized fees associated with the refinancing of the Company's credit facility as part of the Brinderson, L.P. acquisition.

(3) Includes a non-GAAP adjustment related to a gain on the sale of the Company's 50 percent interest in Insituform Rohrsanierungstechniken GmbH. The sale price was €14.0 million, approximately $18.3 million. The sale resulted in a gain on the sale of approximately $11.3 million (net of $0.5 million of transaction expenses).

(4) Includes a non-GAAP adjustment related to the write down of the Company's investment in Bayou Coating, LLC. The Company recognized a non-cash charge of $2.7 million ($1.8 million post-tax) related to the goodwill allocated to the joint venture as part of the purchase price accounting associated with the 2009 acquisition of The Bayou Companies, LLC. The non-cash charge represented the Company's then current estimate of the difference between the carrying value of the investment on the balance sheet and the amount the Company would receive in connection with the exercise.

Includes non-controlling interests and equity in earnings of affiliated companies.

AEGION®

Infrastructure Solutions non-GAAP reconciliation

(in USD thousands)	Year Ended December 31, 2016			Year Ended December 31, 2015			Year Ended December 31, 2014			Year Ended December 31, 2013		
	As-Reported (GAAP)	Adjustments[1]	As Adjusted (Non-GAAP)	As-Reported (GAAP)	Adjustments[2]	As Adjusted (Non-GAAP)	As-Reported (GAAP)	Adjustments[3]	As Adjusted (Non-GAAP)	As-Reported (GAAP)	Adjustments	As Adjusted (Non-GAAP)
Infrastructure Solutions												
Revenues	$ 571,551	$ -	$ 571,551	$ 556,234	$ -	$ 556,234	$ 567,205	$ -	$ 567,205	$ 529,301	$ -	$ 529,301
Cost of Revenues	429,870	(3,627)	426,243	416,339	(2,717)	413,622	431,322	(4,356)	426,966	409,843	-	409,843
Gross Profit	141,681	3,627	145,308	139,895	2,717	142,612	135,883	4,356	140,239	119,458	-	119,458
Operating Expenses	89,477	(260)	89,217	90,928	(7,158)	83,770	124,101	(28,012)	96,089	91,258	-	91,258
Goodwill Impairment	-	-	-	-	-	-	16,069	(16,069)	-	(287)	-	(287)
Definite-lived Intangible Asset Impairment	(6,625)	6,625	-	-	-	-	1,220	(1,220)	-	-	-	-
Acquisition-Related Charges	2,696	(2,696)	-	1,132	(1,132)	-	-	-	-	-	-	-
Restructuring Charges	2,630	(2,630)	-	968	(968)	-	687	(687)	-	-	-	-
Operating Income	$ 53,503	$ 2,588	$ 56,091	$ 46,867	$ 11,975	$ 58,842	$ (6,194)	$ 50,344	$ 44,150	$ 28,487	$ -	$ 28,487

(1) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with the write-off of certain other assets, severance and benefit related costs, and other restructuring charges; (ii) inventory step up expense recognized in connection with the Company's acquisition of Underground Solutions; (iii) gain on litigation settlement; and (iv) acquisition expenses incurred primarily in connection with the Company's acquisitions of Underground Solutions, selected assets of Fyfe Europe, the CIPP business of Leif M. Jensen A/S and Concrete Solutions.

(2) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with the write-off of certain other assets, reserves for potentially uncollectable receivables, early lease termination costs, severance and benefit related costs, and other restructuring charges; (ii) reserves for the tentative settlement of a disputed matter; and (iii) acquisition expenses incurred primarily in connection with the Company's acquisition of Underground Solutions, Inc.

(3) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with inventory obsolescence, reserves for potentially uncollectable receivables, write-down of long-lived assets, impairment of fixed assets, write-off of certain other assets and accrued expenses, and other restructuring charges; (ii) impairment of goodwill for the Fyfe reporting unit; and (iii) impairment of definite-lived intangible assets for Fyfe Latin America.

AEGION®

Corrosion Protection non-GAAP reconciliation

(in USD thousands)	Year Ended December 31, 2016			Year Ended December 31, 2015			Year Ended December 31, 2014			Year Ended December 31, 2013		
	As-Reported (GAAP)	Adjustments[1]	As Adjusted (Non-GAAP)	As-Reported (GAAP)	Adjustments[2]	As Adjusted (Non-GAAP)	As-Reported (GAAP)	Adjustments[3]	As Adjusted (Non-GAAP)	As-Reported (GAAP)	Adjustments	As Adjusted (Non-GAAP)
Corrosion Protection												
Revenues	$ 401,469	$ -	$ 401,469	$ 437,921	$ —	$ 437,921	$ 458,409	$ —	$ 458,409	$ 453,886	$ —	$ 453,886
Cost of Revenues	318,200	(278)	317,922	344,701	—	344,701	359,105	(11,338)	347,767	345,351	—	345,351
Gross Profit	83,269	278	83,547	93,220	—	93,220	99,304	11,338	110,642	108,535	—	108,535
Operating Expenses	77,657	(483)	77,174	84,577	(2,883)	81,694	83,256	—	83,256	75,170	—	75,170
Goodwill Impairment	-	-	-	9,957	(9,957)	-	35,443	(35,443)	-	—	—	-
Earnout Reversal	-	-	-	—	—	-				(3,888)	—	(3,888)
Definite-lived Intangible Asset Impairment							10,896	(10,896)	-			
Acquisition-Related Charges	-	-	-	457	(457)	-	719	(719)	-	—	—	-
Operating Income (Loss)	$ 1,809	$ 4,564	$ 6,373	$ (1,771)	$ 13,297	$ 11,526	$ (31,010)	$ 58,396	$ 27,386	$ 37,253	$ -	$ 37,253

(1) Includes non-GAAP adjustments related to pre-tax restructuring charges associated with the write-off of certain other assets, severance and benefit related costs, and other restructuring charges.

(2) Includes non-GAAP adjustments related to: (i) reserves for accounts receivable associated with long-dated receivables; (ii) impairment of goodwill for the CRTS reporting unit; and (iii) expenses incurred in connection with potential acquisition activity pursued by the Company during the year.

(3) Includes non-GAAP adjustments related to: (i) pre-tax restructuring and impairment-related charges for Bayou's operation for the write-down of long-lived assets and the impairment of definite-lived intangible assets; (ii) impairment of goodwill for the Bayou and CRTS reporting units; and (iii) expenses incurred in conjunction with potential acquisition activity pursued by the Company during the year.

AEGION

Energy Services non-GAAP reconciliation

(in USD thousands)	Year Ended December 31, 2015			Year Ended December 31, 2015			Year Ended December 31, 2014			Year Ended December 31, 2013		
	As-Reported (GAAP)	Adjustments[1]	As Adjusted (Non-GAAP)	As-Reported (GAAP)	Adjustments[2]	As Adjusted (Non-GAAP)	As-Reported (GAAP)	Adjustments[3]	As Adjusted (Non-GAAP)	As-Reported (GAAP)	Adjustments[4]	As Adjusted (Non-GAAP)
Energy Services												
Revenues	$ 248,900	$ -	$ 248,900	$ 339,415	$ -	$ 339,415	$ 305,807	$ -	$ 305,807	$ 108,233	$ -	$ 108,233
Cost of Revenues	220,686	-	220,686	296,743	-	296,743	261,011	-	261,011	89,205	-	89,205
Gross Profit	28,214	-	28,214	42,672	-	42,672	44,796	-	44,796	19,028	-	19,028
Operating Expenses	29,965	(3,100)	26,865	33,972	-	33,972	26,748	4,500	31,248	12,055	-	12,055
Goodwill Impairment	-	-	-	33,527	(33,527)	-	-	-	-	-	-	-
Acquisition-Related Charges	-	-	-	323	(323)	-	656	(656)	-	5,831	(5,831)	-
Operating Income (Loss)	$ (4,486)	$ 5,835	$ 1,349	$ (25,150)	$ 33,850	$ 8,700	$ 17,392	$ (3,844)	$ 13,548	$ 1,142	$ 5,831	$ 6,973

(1) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with the write-off of certain other assets, early lease termination costs, severance and benefit related costs, and other restructuring charges; and (ii) reversal of a pre-tax contingency reserve established as part of the opening balance sheet for the acquisition of Brinderson L.P.

(2) Includes non-GAAP adjustments related to: (i) impairment of goodwill for the Energy Services reporting unit; and (ii) expenses incurred in conjunction with the Company's acquisition of Schultz Mechanical Contractors, Inc. during the year.

(3) Includes non-GAAP adjustments related to: (i) proceeds received in connection with the settlement of escrow claims related to the purchase of Brinderson; and (ii) expenses incurred in conjunction with the Company's acquisitions of Brinderson, L.P. and Schultz Mechanical Contractors, Inc.

(4) Includes a non-GAAP adjustment related to expenses incurred in conjunction with the Company's acquisition of Brinderson, L.P. on July 1, 2013.

AEGION®